Exhibit 10.4

ELIGIBLE LENDER TRUST AGREEMENT

between

GOAL CAPITAL FUNDING TRUST 2007-1

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

As Eligible Lender Trustee

Dated as of June 7, 2007

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TABLE OF CONTENTS

		Page
Section 5.06.	Effect of Article and Section Headings and Table of Contents	12
Section 5.07.	Amendments	12
Section 5.08.	Limitation of Liability	12
Section 5.09.	Entire Agreement	12
Section 5.10.	Counterparts	13

Annex A

ii

ELIGIBLE LENDER TRUST AGREEMENT

ELIGIBLE LENDER TRUST AGREEMENT dated as of June 7, 2007 (this “Eligible Lender Trust Agreement”) entered into between GOAL CAPITAL FUNDING TRUST 2007-1, a Delaware statutory trust (the “Issuer”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States of America, as eligible lender trustee (the “Eligible Lender Trustee”):

W I T N E S S E T H:

WHEREAS, the Issuer is conducting and administering a program of acquiring student loans incurred under the Higher Education Act, under which it issues notes or other obligations to finance the purchase of such Eligible Loans; and

WHEREAS, certain contracts and agreements have been and will be entered into with the Secretary of Education and the Guaranty Agencies to provide an insurance or guarantee program for student loans incurred under the Higher Education Act; and

WHEREAS, the Guaranty Agencies have entered into agreements with the Secretary of Education for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including reimbursement of certain amounts to be paid upon certain defaulted student loans guaranteed by such Guaranty Agencies and interest subsidy payments to holders of loans guaranteed by such Guaranty Agencies; and

WHEREAS, upon the execution and delivery of this Eligible Lender Trust Agreement, the Eligible Lender Trustee will become the legal owner, and the Issuer shall be the beneficial owner, of various Financed Eligible Loans, and the Issuer will finance the acquisition of additional Eligible Loans which will become Financed Eligible Loans for which the Eligible Lender Trustee shall be the legal owner and the Issuer shall be the beneficial owner, all of which Financed Eligible Loans are or will be held under the Indenture; and

WHEREAS, the Eligible Lender Trustee, as trustee for this trust of which the Issuer is the sole beneficiary, shall be legal owner of the Financed Eligible Loans and is an “eligible lender” under the Higher Education Act, and the Issuer shall be the beneficial owner of such Financed Eligible Loans;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

That the Issuer and the Eligible Lender Trustee in consideration of the premises and of other good and lawful consideration, the receipt of which is hereby acknowledged, and the performance and observance of all of the covenants and conditions herein contained, have executed and delivered this Eligible Lender Trust Agreement, and by these presents the Issuer does hereby assign, transfer, set over and confirm unto the Eligible Lender Trustee, its successor or successors and its or their assigns, for the benefit of the Issuer, the Trust Estate, as defined in the Indenture:

ARTICLE I

DEFINITIONS AND INTENT OF THE PARTIES HERETO

Section 1.01. Definitions. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Section shall, for all purposes of this Eligible Lender Trust Agreement and of any agreement or other instrument amendatory hereof or supplemental hereto, have the meanings herein specified or have the meanings assigned to them in the Indenture:

“Eligible Lender” means any “eligible lender,” as defined in the Higher Education Act, and which has received an eligible lender designation from the Secretary of Education or from the Guaranty Agency with respect to Eligible Loans.

“Express Duties” means all duties of the Eligible Lender Trustee set forth herein, including, but not limited to, instructions of the Issuer set forth in Issuer Requests, Issuer Orders, Issuer Certificates and Issuer Consents.

“Federal Contracts” means, collectively, any agreement between any Guaranty Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Eligible Loans and other student loans guaranteed by any Guaranty Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guaranty Agency.

“Fiscal Year” means the fiscal year of the Issuer which presently begins January 1 of each year and ends December 31 of the following year.

“Higher Education Act” means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

“Indenture” means the Indenture of Trust, dated as of the date hereof, among the Issuer, the Indenture Trustee and the Eligible Lender Trustee, as it may be supplemented or amended.

“Indenture Trustee” means The Bank of New York Trust Company, N.A., in its capacity as trustee under the Indenture, and its successors and assigns.

“Interest Benefit Payments” means interest payments on Eligible Loans received pursuant to the Higher Education Act and an agreement with the federal government, or any similar payments.

“Issuer Representative” means those individuals authorized to act for the Administrator, as set forth in a list of Authorized Officers delivered by the Administrator to the Indenture Trustee, as such list may be amended from time to time by the Administrator.

“Issuer Request,” “Issuer Order,” “Issuer Certificate” and “Issuer Consent” mean, respectively, a written request, order, certificate or consent signed in the name of the Issuer by an Issuer Representative and delivered to the Eligible Lender Trustee by overnight or same-day mail or courier, facsimile, telex, telegram or other electronic means or by hand delivery.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock corporation, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Program” means the Issuer’s program for the purchase of Eligible Loans, as the same may be modified from time to time.

“Secretary of Education” means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any successor to the functions thereof under the Higher Education Act.

“Securitization Cooperation Annex” means the “Securitization Cooperation Annex” attached hereto as Annex A.

“Servicer” shall have the meaning assigned to such term in the Indenture.

“Servicing Agreement” shall have the meaning assigned to such term in the Indenture.

“Special Allowance Payments” shall have the meaning assigned to such term in the Indenture.

“State” means the State of New York.

“Trustee Guarantee Agreement” means the Eligible Lender Trustee’s Guarantee Agreement with each Guaranty Agency with respect to the Financed Eligible Loans.

Section 1.02. Intent of the Parties Hereto. This Eligible Lender Trust Agreement and all documents, agreements, understandings and arrangements relating to this Eligible Lender Trust Agreement which are executed by the Eligible Lender Trustee have been executed by the Eligible Lender Trustee solely for the purpose of having the legal title to the Financed Eligible Loans held by an “eligible lender” under the Higher Education Act, and the Issuer hereby agrees that the Eligible Lender Trustee shall be accorded appropriate protection for its limited role herein pursuant to the indemnity herein and that the Eligible Lender Trustee (its officers, directors, employees and agents) shall not have any liability thereunder or hereunder except as expressly set forth herein, including, without limitation, liability which may be incurred as a result of actions or inactions of the Issuer and any Servicer, subject to the terms of applicable laws, rules and regulations. The Issuer agrees that it will not seek recourse or commence any action against the Eligible Lender Trustee (or its officers, directors, employees or agents) or any of their personal assets for the performance or payment of any obligation thereunder or hereunder; provided that the Eligible Lender Trustee shall be liable for its negligence and willful misconduct in the performance of its Express Duties hereunder. The parties hereto intend that this Eligible Lender Trust Agreement is for their benefit only and not for the benefit of any third party, except that the Issuer shall assign its interest in this Eligible Lender Trust Agreement to the Indenture Trustee pursuant to the Indenture. The parties hereto agree that each and every provision of this Eligible Lender Trust Agreement is subject to this paragraph.

ARTICLE II

ACQUISITION OF ELIGIBLE LOANS

Section 2.01. Acquisition. The Eligible Lender Trustee shall, from time to time, acquire Eligible Loans upon receipt of an Issuer Request with funds provided to the Eligible Lender Trustee pursuant to the Indenture. Such Issuer Request shall contain a certification that the loans to be acquired are Eligible Loans under the Indenture from which such funds are obtained, shall identify such loans, and shall be in the form attached as Exhibit A to the Indenture. The Eligible Lender Trustee will hold legal title to such Financed Eligible Loans in trust hereunder for the sole benefit of the Issuer, but such interest of the Issuer (and the Eligible Lender Trustee’s legal interest therein) have and will be assigned to the Indenture Trustee under the Indenture. The Issuer shall direct the Eligible Lender Trustee to acquire only Eligible Loans that are Guaranteed by a Guaranty Agency with respect to which the Eligible Lender Trustee has entered into a Trustee Guarantee Agreement. The Eligible Lender Trustee shall, to the extent it has such knowledge within its corporate trust department, notify the Issuer with respect to rejections and repurchases of such Financed Eligible Loans.

Section 2.02. Revocation and Termination. Subject to Section 4.10 hereof, the Issuer may, by Issuer Order delivered to the Eligible Lender Trustee, revoke this Eligible Lender Trust Agreement in whole or in part. Upon receipt of such Issuer Order, the Eligible Lender Trustee shall transfer to the order of the Issuer all amounts held hereunder, and the trust created hereby shall thereupon terminate (except that the obligations of the Issuer under Section 4.05 hereof shall survive such termination).

ARTICLE III

COVENANTS

Section 3.01. Administration. The Issuer shall cause the Trust Estate to be administered so as to allow the Eligible Lender Trustee to obtain the benefits of the Trustee Guarantee Agreements and Federal Contracts and the right to receive Interest Benefit Payments and Special Allowance Payments with respect to Financed Eligible Loans. The Eligible Lender Trustee shall have no liability for actions taken at the direction of the Issuer. The Eligible Lender Trustee shall have no liability for any action or inaction hereunder, except for its negligence or willful misconduct in the performance of its Express Duties hereunder. The Eligible Lender Trustee shall not be responsible for any action or inaction of the Issuer or any Servicer under this Eligible Lender Trust Agreement. Except as specifically set forth herein, the Eligible Lender Trustee shall have no obligation to administer, service or collect the Financed Eligible Loans or to maintain or monitor the administration, servicing or collection of the Financed Eligible Loans.

Section 3.02. Enforcement of the Trustee Guarantee Agreements. The Issuer will be responsible for dealing with the Guaranty Agencies with respect to the rights, benefits and obligations under Trustee Guarantee Agreements as they relate to Financed Eligible Loans.

Section 3.03. Assignment of Eligible Loans; Collection of Payments With Respect to Eligible Loans. The Issuer shall diligently or cause a Servicer to diligently make every effort to make claim for and to collect all principal and interest payments on all the Financed Eligible Loans, all grants, subsidies, donations, insurance payments, Interest Benefit Payments and Special Allowance Payments relating to Financed Eligible Loans and all Guarantee payments on defaulted Financed Eligible Loans as required under the Indenture with respect to Financed Eligible Loans. The Issuer shall cause the Servicer to assign such Financed Eligible Loans for payment of Guarantee benefits at the earliest practicable date permitted under applicable law and regulations. The Issuer will comply with all statutes, rules and regulations which apply to its Program and to the Financed Eligible Loans.

The Issuer shall take all reasonable actions within its power to cause the Secretary of Education to make all Interest Benefit Payments and Special Allowance Payments with respect to the Financed Eligible Loans, all payments to be made with respect to the Financed Eligible Loans by the obligors thereof and all payments to be made under Guarantees of Financed Eligible Loans.

Section 3.04. Enforcement of Financed Eligible Loans. The Issuer shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Eligible Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, as provided in the Indenture.

Section 3.05. Enforcement of Servicing Agreements. The Issuer shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due thereunder, including all grants, subsidies, donations, insurance payments, Interest Benefit Payments and Special Allowance Payments on Financed Eligible Loans, and all Guarantee payments on defaulted Financed Eligible Loans, as provided in the Indenture.

Section 3.06. Authority of Eligible Lender Trustee. Notwithstanding anything herein, the Eligible Lender Trustee has any and all power, right and authority, where permitted by law and regulation, to realize on any Guarantee of the Financed Eligible Loans under the Trustee Guarantee Agreement.

Section 3.07. Power of Attorney to Issuer. The Eligible Lender Trustee hereby does make, constitute and appoint the Issuer as its true and lawful agent and attorney for it and in its name, place and stead, from time to time, at all times until this Eligible Lender Trust Agreement is terminated, to exercise and enforce the rights of the Eligible Lender Trustee to make claim for and collect all payments due on Financed Eligible Loans pursuant to Section 3.03 hereof

(provided that such payments in respect of collections, go to the Indenture Trustee) and the Issuer does hereby accept such appointment to exercise and enforce such rights.

ARTICLE IV

CONCERNING THE ELIGIBLE LENDER TRUSTEE

Section 4.01. Acceptance of the Trusts. The Issuer hereby appoints the Eligible Lender Trustee to act as its “eligible lender trustee” to hold legal title to the Financed Eligible Loans pursuant to the Higher Education Act, the Indenture and this Eligible Lender Trust Agreement. The Eligible Lender Trustee shall hold legal title to the Financed Eligible Loans, for the benefit of the Issuer, subject to the pledge of the Indenture, pursuant to the Higher Education Act, the Indenture and this Eligible Lender Trust Agreement. The Eligible Lender Trustee hereby accepts the trusts granted to it by this Eligible Lender Trust Agreement and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

(a) The Eligible Lender Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Eligible Lender Trust Agreement, and no implied covenants or obligations shall be read into this Eligible Lender Trust Agreement against the Eligible Lender Trustee.

(b) In the absence of bad faith on its part, the Eligible Lender Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Eligible Lender Trustee and conforming to the requirements of this Eligible Lender Trust Agreement; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Eligible Lender Trustee, the Eligible Lender Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Eligible Lender Trust Agreement and whether or not they contain the statements required under this Eligible Lender Trust Agreement.

(c) The Eligible Lender Trustee, in exercising the rights and powers vested in it by this Eligible Lender Trust Agreement, shall use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

Section 4.02. Recitals of Others. The recitals, statements, and representations of the Issuer set forth herein shall be taken as the statements of the Issuer, and the Eligible Lender Trustee assumes no responsibility for the correctness of the same or for inquiring with respect thereto. The Eligible Lender Trustee makes no representations as to the title of the Issuer in Financed Eligible Loans, and the Eligible Lender Trustee shall incur no responsibility in respect of such matters.

Section 4.03. Taxes. The Eligible Lender Trustee shall not be liable for failure of the Issuer to pay any tax or taxes in respect of any property, or any part thereof, or the income therefrom or otherwise, nor shall the Eligible Lender Trustee be under any duty in respect of any tax which may be assessed against it in respect of such property or the Financed Eligible Loans.

Section 4.04. Eligible Lender Trustee May Act Through Agents. The Eligible Lender Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents, or employees, and it shall not be answerable or accountable for any default, neglect, or misconduct of any such attorneys, agents, or employees, if reasonable care has been exercised in the appointment, supervision, and monitoring of the work performed.

Section 4.05. Indemnification of Eligible Lender Trustee. The Issuer agrees to indemnify the Eligible Lender Trustee for, and to hold it harmless against, any loss, liability, or expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Eligible Lender Trust Agreement (including without limitation any such losses, liability or expenses arising from a breach of a lender representation, warranty or covenant in any Servicing Agreement or Trustee Guarantee Agreement), including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Such indemnification by the Issuer shall survive the termination of this Eligible Lender Trust Agreement and/or the resignation or removal of the Eligible Lender Trustee and shall include, without limitation, any loss, liability, expense or advance incurred or made by the Eligible Lender Trustee as a result of the acts or omissions of the Issuer or any servicer in the origination or servicing of any of the Eligible Loans.

Section 4.06. Eligible Lender Trustee’s Right to Reliance. The Eligible Lender Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Eligible Lender Trustee may, whenever it determines in good faith that it must seek further determination or interpretation of any matters hereunder, consult with experts and with counsel (who may be counsel for the Issuer, the Indenture Trustee or the Eligible Lender Trustee), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

Whenever in the administration hereof the Eligible Lender Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Eligible Lender Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Issuer Representative; provided, however, that the Eligible Lender Trustee may not delay any action required hereunder because the Eligible Lender Trustee has failed to receive such certificate.

The Eligible Lender Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Eligible Lender Trustee shall be liable for its negligence or willful misconduct in taking such action.

The Eligible Lender Trustee is authorized to sell, assign, transfer, convey or repurchase Eligible Loans in accordance with this Eligible Lender Trust Agreement and the Indenture,

provided that no such Eligible Loan may be sold, assigned, transferred, or conveyed to any Person who is not an “eligible lender” under the Higher Education Act. The Eligible Lender Trustee is further authorized to enter into agreements with other Persons, in its capacity as Eligible Lender Trustee, in order to carry out or implement the terms and provisions of this Eligible Lender Trust Agreement.

Section 4.07. Compensation of Eligible Lender Trustee. The Issuer shall pay to the Eligible Lender Trustee from time to time reasonable compensation for all services, reasonable expenses (including Counsel fees), charges and other disbursements incurred in and about the administration and execution of this Eligible Lender Trust Agreement. The Eligible Lender Trustee may not change the amount of its annual compensation with respect to this Eligible Lender Trust Agreement without giving the Issuer at least 90 days’ written notice prior to the beginning of a Fiscal Year.

Section 4.08. Eligible Lender Trustee Eligibility.

(a) There shall at all times be an Eligible Lender Trustee hereunder which shall be a corporation or national bank association organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers and shall be an Eligible Lender under the Higher Education Act and the regulations of any Guaranty Agency and acceptable to the Issuer.

(b) The Eligible Lender Trustee, by the execution hereof, covenants, represents and agrees that:

(1) it is an Eligible Lender as defined in the Higher Education Act and has an Eligible Lender designation that applies to the Financed Eligible Loans and that it will remain an Eligible Lender;

(2) it shall use eligible lender number 834226, which shall be the Eligible Lender Trustee’s eligible lender number for Financed Eligible Loans which it owns as legal owner for the Issuer as beneficial owner hereunder; and

(3) it shall be responsible for the preservation of the supporting documents submitted to and received by it relating to Financed Eligible Loans, if any; provided, however, that the separate Servicer of the Financed Eligible Loans shall be responsible for such preservation of the Financed Eligible Loans and supporting documents in accordance with any custodial arrangement to the extent and during the period that the Servicer holds such documents.

(c) The parties hereto recognize that the Eligible Lender Trustee has contractual obligations with the Guaranty Agencies which must be maintained and preserved in order for the Eligible Lender Trustee to remain as Eligible Lender Trustee, and the Eligible Lender Trustee agrees to maintain the same.

Section 4.09. Resignation of Eligible Lender Trustee. The Eligible Lender Trustee and any successor to the Eligible Lender Trustee may resign and be discharged from the trust created by this Eligible Lender Trust Agreement by giving to the Issuer notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Eligible Lender Trustee shall have been appointed pursuant to Section 4.11 hereof (and is qualified to be the Eligible Lender Trustee under the requirements of Section 4.11 hereof). If no successor Eligible Lender Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer, the Eligible Lender Trustee may (a) appoint a temporary successor Eligible Lender Trustee having the qualifications provided in Section 4.11 hereof or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 4.11 hereof, within three days of the receipt of citation or notice by the court, or (ii) appoint an Eligible Lender Trustee having the qualifications provided in Section 4.11 hereof. In no event may the resignation of the Eligible Lender Trustee be effective until a qualified successor Eligible Lender Trustee shall have been selected and appointed. In the event a temporary successor Eligible Lender Trustee is appointed pursuant to clause (a) above, the Issuer may remove such temporary successor Eligible Lender Trustee and appoint a successor thereto pursuant to Section 4.11 hereof.

Section 4.10. Removal of Eligible Lender Trustee. The Eligible Lender Trustee or any successor Eligible Lender Trustee may be removed at any time by the Issuer upon payment to the Eligible Lender Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor. In the event an Eligible Lender Trustee (or successor Eligible Lender Trustee) is removed such removal shall not become effective until the Issuer shall have appointed a successor and the successor Eligible Lender Trustee has accepted appointment as such.

Section 4.11. Successor Eligible Lender Trustee.

(a) Any bank, corporation or other entity into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, and any bank, corporation or other entity resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, shall be the Eligible Lender Trustee under this Eligible Lender Trust Agreement without any further act, provided the resulting bank, corporation or other entity at all times meets the qualifications set forth herein.

(b) In case at any time the Eligible Lender Trustee or any successor Eligible Lender Trustee shall resign, be dissolved, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Eligible Lender Trustee or of any successor Eligible Lender Trustee or of its officers shall be taken over by any public officer or officers, a successor Eligible Lender Trustee may be appointed by the Issuer by an instrument in writing.

(c) Every successor Eligible Lender Trustee shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $20,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state agency, and be an Eligible Lender.

Section 4.12. Limitation with Respect to Examination of Reports. Except as expressly provided in this Eligible Lender Trust Agreement, the Eligible Lender Trustee shall be under no duty to examine any report or statement or other document required or permitted to be filed with it by the Issuer.

Section 4.13. Additional Covenants of Eligible Lender Trustee. The Eligible Lender Trustee, by the execution hereof, covenants, represents and agrees that:

(a) this Eligible Lender Trust Agreement and all documents, agreements, understandings and arrangements relating to this Eligible Lender Trust Agreement which are executed by the Eligible Lender Trustee have been executed by the Eligible Lender Trustee solely for the purpose of having the legal title to the Financed Eligible Loans held by an “eligible lender” under the Higher Education Act, and the Issuer hereby agrees that the Eligible Lender Trustee shall be accorded the protection set forth in Section 4.05 hereof for its limited role herein pursuant to the indemnity herein and that the Eligible Lender Trustee (its officers, directors, employees and agents) shall not have any liability thereunder or hereunder except as expressly set forth herein, including, without limitation, liability which may be incurred as a result of actions or inactions of the Issuer or the Servicer of the Financed Eligible Loans, subject to the terms of applicable laws, rules and regulations;

(b) it will comply with the Higher Education Act and the regulations promulgated thereunder and will, upon written notice from the Issuer, the Secretary of Education, or a Guaranty Agency, use its reasonable efforts to cause this Eligible Lender Trust Agreement to be amended if the Higher Education Act or regulations promulgated thereunder are hereafter amended so as to be contrary to the terms of this Eligible Lender Trust Agreement;

(c) it will, from and after it shall have either entered into, or succeeded to the rights and interests of any Eligible Lender under any Guarantee Agreement covering Financed Eligible Loans, maintain the same and diligently enforce its rights thereunder, and not consent to or permit any rescission of or consent to any amendment thereto or otherwise take any action under or in connection therewith which in any manner would adversely affect the rights of the Issuer or the parties secured by the Indenture;

(d) it will comply with each covenant, agreement or undertaking set forth in the Securitization Cooperation Annex; and

(e) notwithstanding any other provision of this Eligible Lender Trust Agreement or other documents pertaining to the Notes or the Financed Eligible Loans, nothing herein or therein shall be construed to limit the responsibility of the Eligible Lender Trustee to the Secretary of Education or a Guaranty Agency as required under, or to comply with its obligations under, the Higher Education Act and the regulations promulgated thereunder.

Section 4.14. Authority of Eligible Lender Trustee. Notwithstanding anything herein, the Eligible Lender Trustee has any and all power, right and authority, where permitted by law and regulation, to realize on any Guarantee Agreement with respect to any Financed Eligible Loan.

Section 4.15. Sale of Eligible Loans. At the written direction of the Issuer (so long as the Issuer certifies no Event of Default exists under the Indenture), or if an Event of Default exists under the Indenture as directed by the Indenture Trustee, the Eligible Lender Trustee shall sell Financed Eligible Loans to designated purchasers. The Issuer covenants that in the event it intends to direct the sale of Financed Eligible Loans, it shall give written notice thereof to the Eligible Lender Trustee not later than five Business Days prior to the proposed sale. The Financed Eligible Loans shall not be sold to any Person unless such Person is an Eligible Lender.

Section 4.16. Use of Trustee Eligible Lender Number. The Eligible Lender Trustee covenants and agrees if it holds any other Eligible Loans under the federal eligible lender number under which it holds any Financed Eligible Loans, the Eligible Lender Trustee shall segregate such Eligible Loans and separately account for such Eligible Loans to the Issuer.

ARTICLE V

MISCELLANEOUS

Section 5.01. Eligible Lender Trust Agreement Binding upon Successors or Assigns of Eligible Lender Trustee and Issuer. All the terms, provisions, conditions, covenants, warranties and agreements contained in this Eligible Lender Trust Agreement shall be binding upon the successors and assigns of the Issuer and the Eligible Lender Trustee, and shall inure to the benefit of the Eligible Lender Trustee and its successor and assigns and the Issuer, its successors or substitutes in trust and assigns. The Eligible Lender Trustee acknowledges that the Issuer may assign its beneficial rights hereunder in Financed Eligible Loans and payments related thereto to the Indenture Trustee without the consent of the Eligible Lender Trustee.

Section 5.02. Effect of Legal Holidays. Whenever this Eligible Lender Trust Agreement requires any action to be taken on a day which is not a Business Day, such action shall be taken on the next succeeding Business Day with the same force and effect as if taken on such day.

Section 5.03. Partial Invalidity. If any one or more of the covenants or agreements or portion thereof provided in this Eligible Lender Trust Agreement on the part of the Issuer or the Eligible Lender Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements provided in this Eligible Lender Trust Agreement and the invalidity thereof shall in no way affect the validity of the other provisions of this Eligible Lender Trust Agreement hereunder and under any applicable provisions of law.

Section 5.04. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication and other electronic communication capable of producing a written record) and mailed or delivered or sent by facsimile or other electronic communication, if to the Eligible

Lender Trustee, at the corporate trust office of the Eligible Lender Trustee in Jacksonville, Florida which at the date of this Eligible Lender Trust Agreement is located at 10161 Centurion Parkway, 3rd Floor, Jacksonville, Florida 32256, Attention: Corporate Trust Department (telephone (904) 998-4738, facsimile (904) 645-1931, email nturner@bankofny.com), or at such other address as may have been filed in writing by the Eligible Lender Trustee; if to the Issuer, to c/o Goal Financial, LLC, 9477 Waples Street, Suite 100, San Diego, California 92121, Attention: Seamus Garland (telephone (858) 320-6790; facsimile (858) 452-6648, email sgarland@goalfinancial.net), or to the Issuer at such other address as may have been filed in writing by the Issuer. All such notices and communications shall be effective (a) if given by facsimile, when transmitted, (b) if given by mail, when deposited in the mail addressed as aforesaid, and (c) if given by other means, when delivered at the address specified as aforesaid. Any notice required to be given in writing shall be deemed to be in writing if given by telex, facsimile or other method which produces a written record.

Section 5.05. Law and Place of Enforcement of Eligible Lender Trust Agreement; Construction. This Eligible Lender Trust Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

Section 5.06. Effect of Article and Section Headings and Table of Contents. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto, shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this Eligible Lender Trust Agreement.

Section 5.07. Amendments. The Issuer and the Eligible Lender Trustee, from time to time, may amend this Eligible Lender Trust Agreement subject to any provisions to the contrary herein.

Section 5.08. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Eligible Lender Trust Agreement is executed and delivered by the Wilmington Trust Company, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it; (b) each of the representations, undertakings and agreement herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer; (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under this Eligible Lender Trust Agreement.

Section 5.09. Entire Agreement. This Eligible Lender Trust Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated by this Agreement, and all prior or contemporaneous agreements, understandings, representations and statements between the parties, written or oral, are merged into and superseded by this Agreement.

Section 5.10. Counterparts. This Eligible Lender Trust Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, GOAL CAPITAL FUNDING TRUST 2007-1 has caused this Eligible Lender Trust Agreement to be signed in its name and on its behalf by the Delaware Trustee and THE BANK OF NEW YORK TRUST COMPANY, N.A., to evidence its acceptance of the trusts hereby created, and has caused this Eligible Lender Trust Agreement to be signed in its name and on its behalf by one of its officers thereunto duly authorized.

GOAL CAPITAL FUNDING TRUST 2007-1

By:	Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

S-1

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Eligible Lender Trustee

By:	/s/ Nathan E. Turner
Name:	Nathan E. Turner
Title:	Assistant Treasurer

S-2

ANNEX A

SECURITIZATION COOPERATION ANNEX

This Annex forms a part of the Eligible Lender Trust Agreement dated as of June 7, 2007 (the “Eligible Lender Trust Agreement”) between Goal Capital Funding Trust 2007-1 (the “Issuer”) and The Bank of New York Trust Company, N.A. (“BNYTC”), as trustee and as eligible Lender trustee (referred to herein in both such capacities as the “Trustee”). Capitalized terms used but not defined in this Annex A shall have the meanings assigned to them in Exhibit A hereto and, if not defined therein, in the Eligible Lender Trust Agreement.

1. Trustee Duties.

(a) For as long as the Issuer is subject to Exchange Act reporting requirements, the Trustee shall notify the Issuer within three (3) Business Days of the related Distribution Date (i) of any legal proceedings pending against the Trustee of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Trustee shall become (but only to the extent not previously disclosed) at any time an affiliate (as contemplated in Item 1119 of Regulation AB) of any of the parties listed on Exhibit C to this Annex, together with a description thereof.

(b) Each of the parties to the Eligible Lender Trust Agreement acknowledges and agrees that the purpose of this Annex is to facilitate compliance by Goal and the Trustee with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish compliance with Regulation AB, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance from the Commission, convention or consensus among active participants in the asset-backed securities markets, or otherwise in respect of the requirements of Regulation AB and (c) the parties shall comply with reasonable requests made by Goal or the Trustee for delivery of additional or different information, to the extent such information is available or reasonably attainable, as Goal or the Trustee may determine in good faith is necessary to comply with the provisions of Regulation AB.

2. Indemnification.

(a) The Trustee agrees to indemnify and hold harmless the Issuer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, any and all claims, losses, liabilities, damages or expenses of any nature resulting solely from or directly related to (i) any untrue statement of a material fact contained in the Trustee Information or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission or alleged omission was contained in or omitted from the information furnished in writing to Goal by the Trustee specifically for use in any of the Securitization Documents which shall be limited to the Trustee Information.

Annex A-1

(b) The Issuer agrees to indemnify and hold harmless BNYTC and its officers, directors, shareholders, employees, agents and each Person, if any, who controls BNYTC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, any and all claims, losses, liabilities, damages or expenses (including reasonable fees and expenses of attorneys) of any nature resulting from or directly related to (i) any untrue statement of a material fact contained in any of the Securitization Documents, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Goal Information.

(c) In no event will BNYTC be liable for special, indirect or consequential damages relating to this Annex.

3. This Annex shall survive any termination of the Eligible Lender Trust Agreement or the resignation or removal of the Trustee with respect to any liability or obligation of the Trustee arising prior to such termination, resignation or removal; it being understood that the Trustee shall be required to provide any information reasonably requested by Goal pursuant to this Annex relating to any period during which BNYTC was acting as Trustee, regardless of whether BNYTC shall be acting as Trustee at the time of such request.

Annex A-2

Exhibit A

DEFINITIONS

As used in this Annex, the following terms shall have the following meanings:

“Commission” means, collectively, the Securities and Exchange Commission and any successor agency.

“Eligible Lender Trust Agreement” is defined in the preamble to this Annex.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Goal” means, collectively, the Issuer, Goal Capital Funding, LLC and Goal Financial, LLC, a California limited liability company.

“Goal Information” means all information in any Securitization Document, or any amendment or supplement thereto, other than the Trustee Information.

“Governing Jurisdiction” means the governing law under the Eligible Lender Trust Agreement.

“Issuer” is defined in the preamble to this Annex.

“Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123 and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization” means any (i) financing transaction or securities offering that is payable from or secured, directly or indirectly, by all or a portion of the Eligible Loans, (ii) sale or other transfer of all or a portion of the Eligible Loans or (iii) other securitization, secured loan, financing or similar transaction involving all or a portion of the Eligible Loans.

“Securitization Document” means any transaction document or any prospectus, offering document, term sheet, computational material or other information filed with the Securities and Exchange Commission or delivered to any rating agency, trustee, investor or other participant in connection with or during the term of a Securitization, including (without limitation) any reports under the Exchange Act.

“Trustee Information” means any information in any Securitization Document describing or relating to the Trustee, including, but not limited to Exhibit B of this Annex or information delivered by the Trustee to Goal pursuant to this Annex.

Annex A-3

Exhibit B

The eligible lender trustee is The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States. It maintains a corporate trust office at 10161 Centurion Parkway, Jacksonville, Florida 32256. The Bank of New York Trust Company, N.A. has been, and currently is, serving as eligible lender trustee for numerous securitization transactions and programs involving pools of student loan receivables.

Annex A-4

Exhibit C

Affiliates:

ACS Education Services, Inc.

Great Lakes Educational Loan Services, Inc.

Wilmington Trust Company

Goal Financial, LLC

Goal Capital Funding, LLC

Goal Capital Funding Trust 2007-1

Higher Education Funding I, LLC

Higher Education Funding II, LLC

Higher Education Funding III, LLC

Massachusetts Higher Education Assistance Corporation d/b/a

American Student Assistance

Education Credit Management Corporation

Great Lakes Higher Education Guaranty Corporation

Annex A-5